UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): FEBRUARY 6, 2015

Mattersight Corporation

(Exact Name of Registrant as Specified in Charter)

Delaware

(State or Other Jurisdiction of Incorporation)

0-27975	36-4304577
(Commission File Number)	(IRS Employer Identification No.)

200 S. Wacker Drive, Suite 820, Chicago, Illinois	60606
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (877) 235-6925

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02. Results of Operations and Financial Condition.

The following information, including the exhibits described below, are provided pursuant to Items 2.02 and 7.01 of Form 8-K and shall not be deemed “filed” hereunder for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

On February 11, 2015, Mattersight Corporation (“Mattersight”) announced its results of operations for the fourth quarter of 2014. A copy of the press release announcing Mattersight’s fourth quarter 2014 results is furnished and not filed herewith as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein.

On February 11, 2015, Mattersight will host a conference call regarding its fourth quarter 2014 results of operations. The presentation materials relating to that conference call are available on Mattersight’s website, www.mattersight.com, and are attached as Exhibit 99.2 to this report and are incorporated by reference.

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(b) On February 11, 2015, the Company announced that, on February 6, 2015, Mr. Mark Iserloth delivered notice of his intention to resign from his position as Vice President and Chief Financial Officer of Mattersight Corporation (the “Company”). Mr. Iserloth’s resignation will become effective on March 13, 2015, after the filing of Mattersight’s 2014 Annual Report on Form 10-K.

(c) On February 11, 2015, the Company announced that Mr. David R. Gustafson, its Executive Vice President of Products and Customer Operations, would act as the Company’s interim Chief Financial Officer from the effective date of Mr. Iserloth’s resignation until such time as a new Chief Financial Officer is hired.

On February 11, 2015, the Company issued a press release entitled “Mattersight Announces Fourth Quarter 2014 Results”, which addresses, among other things, Mr. Iserloth’s resignation and Mr. Gustafson’s appointment as interim CFO. A copy of the press release is furnished and not filed herewith as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein.

(e) Mr. Gustafson is a party to an Executive Employment Agreement, effective as of May 23, 2012, and filed as Exhibit 10.22 to Mattersight Corporation’s Annual Report on Form 10-K for the year ended December 31, 2012, a First Amendment to Executive Employment Agreement, dated July 1, 2013 and filed on July 3, 2013 as Exhibit 10.1 to Mattersight Corporation’s Current Report on Form 8-K, and a Second Amendment to Executive Employment Agreement, dated August 8, 2013 and filed on August 13, 2013 as Exhibit 10.1 to Mattersight Corporation’s Current Report on Form 8-K. His biographical information and compensation are described in the Company’s Proxy Statement for 2014 filed on April 4, 2014.

Item 7.01. Regulation FD Disclosure.

See “Item 2.02 Results of Operations and Financial Condition” above.

Item 9.01. Financial Statements and Exhibits.

(a), (b), and (c) not applicable.

(d) Exhibits:

99.1	Press Release, dated February 11, 2015, entitled “Mattersight Announces Fourth Quarter 2014 Results” (furnished herewith).

99.2	Power Point presentation delivered by Mattersight’s Chief Executive Officer and Chief Financial Officer on February 11, 2015 (furnished herewith).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MATTERSIGHT CORPORATION

Date: February 11, 2015	By:	/s/ MARK ISERLOTH
Mark Iserloth
Vice President and Chief Financial Officer